July 29, 2009

Keith O`Connell, Esquire
Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:T. Rowe Price GNMA Fund ("Registrant")
File Nos.: 033-01041/811-4441

Dear Mr. O`Connell:

Pursuant to Section 6 of the Securities Act of 1933 and Section 8 of the Investment Company Act of 1940, as amended, we are hereby filing Post-Effective Amendment No. 33 to the Registrant`s Registration Statement on Form N-1A.

We are submitting this filing pursuant to Rule 485(a) in order to comply with the amendments to Form N-1A that became effective on March 31, 2009. After we receive and address the staff`s comments on the 485(a) filing, we will file our annual update for this Registrant under Rule 485(b), which will include updated financial statements and other non-material changes to the registration statement. If we elect to produce a stand-alone Summary Prospectus, it will be filed no later than the date it is first used pursuant to Rule 497(k).

Please note that while the new summary section exceeds 4 pages, it will be produced in an 8.5 inch by 5.5 inch format as opposed to an 8.5 inch by 11 inch format. Pursuant to your oral comments previously delivered to Brian Poole, the length should not result in a staff comment as a result of the smaller size.

Please contact me at 410-345-4981, or in my absence, Brian R. Poole at 410-345-6646, if we may be of further assistance.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman